UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report – March 18, 2014
(Date of earliest event reported)

QUESTAR CORPORATION
(Exact name of registrant as specified in its charter)

STATE OF UTAH	001-08796	87-0407509
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
333 South State Street, Salt Lake City, Utah 84145-0433
(Address of principal executive offices)
Registrant’s telephone number, including area code (801) 324-5900
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement
On March 18, 2014, the Wyoming Public Service Commission issued an order approving the inclusion of Properties into the Wexpro II Agreement designed to perpetuate the benefits of the Wexpro Agreement by allowing new gas and oil properties into Wexpro Company.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit

99.1	Utah Public Service Commission Order Approving a Settlement Stipulation to Include Property Under the Wexpro II Agreement
99.2	Wyoming Public Service Commission Memorandum Opinion, Findings and Order Approving the Stipulation to Include Property under the Wexpro II Agreement

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Questar Corporation
(Registrant)

March 24, 2013	/s/ Thomas C. Jepperson
Thomas C. Jepperson
Executive Vice President, General Counsel
and Corporate Secretary

List of Exhibits:

Exhibit No.	Exhibit

99.1	Utah Public Service Commission Order Approving a Settlement Stipulation to Include Property Under the Wexpro II Agreement
99.2	Wyoming Public Service Commission Memorandum Opinion, Findings and Order Approving the Stipulation to Include Property under the Wexpro II Agreement